SUPPLEMENT DATED JULY 30, 2004

TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED APRIL 29, 2004

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND

The following information amends and supersedes, as applicable, the disclosure contained in the Prospectus and the Statement of Additional Information of Salomon Brothers Variable Series Funds Inc (the “Company”) with respect to the Salomon Brothers Variable Small Cap Growth Fund (“Variable Small Cap Growth Fund”):

The Board of Directors of the Company has approved an amendment to the Administration Agreement between Variable Small Cap Growth Fund and Smith Barney Fund Management LLC. Effective August 1, 2004, Variable Small Cap Growth Fund will no longer pay an administrative fee. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

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